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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 1, 1999

                                  ETOYS INC.
               (Exact name of registrant as specified in charter)


          DELAWARE                    000-25709                  95-4633006
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)


3100 OCEAN PARK BLVD., SUITE 300, SANTA MONICA, CALIFORNIA         90405
        (Address of principal executive offices)                 (ZIP code)

              Registrant's telephone number, including area code:
                                (310) 664-8100


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ITEM 5.  OTHER EVENTS

     On December 1, 1999, the Company issued a press release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference, which announced a $150 million private placement of 6.25% Convertible Subordinated Notes due December 1, 2004 of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

     (a)     Financial Statements

     Not applicable.

     (b)     Pro Forma Financial Information.

     Not applicable.

     (c)     Exhibits.

     99.1 Press release of eToys Inc. issued December 1, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           eToys Inc.
                                           (Registrant)



DATE:  December 8, 1999                 By: /s/ Steven J. Schoch
                                           ---------------------------------
                                           Name:  Steven J. Schoch
                                           Title: Senior Vice President and
                                                  Chief Financial Officer